Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2026, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,039,291 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

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2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$253,544,777
Aggregate Outstanding Principal Balance – Treasury Bill	$31,909,190
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.59%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$221,635,587
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.41%
Number of Borrowers	7,627
Average Outstanding Principal Balance Per Borrower	$33,243
Number of Loans	13,739
Average Outstanding Principal Balance Per Loan – Treasury Bill	$56,879
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,819
Weighted Average Remaining Term to Scheduled Maturity	168 months
Weighted Average Annual Interest Rate	4.97%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.14% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2,721	$39,424,076	15.5%
3.01% to 3.50%	2,587	35,512,350	14.0
3.51% to 4.00%	2,474	37,620,132	14.8
4.01% to 4.50%	2,779	43,314,078	17.1
4.51% to 5.00%	966	17,348,859	6.8
5.01% to 5.50%	261	5,912,971	2.3
5.51% to 6.00%	218	4,679,490	1.8
6.01% to 6.50%	269	5,773,287	2.3
6.51% to 7.00%	413	11,077,658	4.4
7.01% to 7.50%	174	4,905,547	1.9
7.51% to 8.00%	347	11,785,108	4.6
8.01% to 8.50%	275	15,446,360	6.1
Equal to or greater than 8.51%	255	20,744,860	8.2

Total	13,739	$253,544,777	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

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2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,282	$3,483,849	1.4%
$5,000.00-$ 9,999.99	1,146	8,332,743	3.3
$10,000.00-$14,999.99	824	10,230,903	4.0
$15,000.00-$19,999.99	754	13,145,631	5.2
$20,000.00-$24,999.99	535	12,023,623	4.7
$25,000.00-$29,999.99	466	12,844,595	5.1
$30,000.00-$34,999.99	371	12,045,358	4.8
$35,000.00-$39,999.99	302	11,266,603	4.4
$40,000.00-$44,999.99	258	10,935,678	4.3
$45,000.00-$49,999.99	225	10,650,579	4.2
$50,000.00-$54,999.99	165	8,660,301	3.4
$55,000.00-$59,999.99	156	8,978,213	3.5
$60,000.00-$64,999.99	110	6,867,617	2.7
$65,000.00-$69,999.99	96	6,480,947	2.6
$70,000.00-$74,999.99	116	8,395,483	3.3
$75,000.00-$79,999.99	106	8,222,289	3.2
$80,000.00-$84,999.99	85	7,000,426	2.8
$85,000.00-$89,999.99	67	5,871,916	2.3
$90,000.00-$94,999.99	63	5,836,792	2.3
$95,000.00-$99,999.99	54	5,271,116	2.1
$100,000.00 and above	446	77,000,114	30.4

Total	7,627	$253,544,777	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	12,973	$234,977,955	92.7%
31-60 days	258	5,717,572	2.3
61-90 days	134	2,413,882	1.0
91-120 days	73	1,983,928	0.8
121-150 days	55	1,307,684	0.5
151-180 days	45	1,062,786	0.4
181-210 days	42	1,389,032	0.5
Greater than 210 days	159	4,691,937	1.9

Total	13,739	$253,544,777	100.0%

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2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	89	$30,653	*
4 to12	269	258,380	0.1%
13 to 24	608	1,394,968	0.6
25 to 36	1,563	4,631,401	1.8
37 to 48	863	4,361,178	1.7
49 to 60	614	5,478,321	2.2
61 to 72	599	5,394,676	2.1
73 to 84	696	6,893,324	2.7
85 to 96	1,948	21,886,261	8.6
97 to 108	863	13,239,454	5.2
109 to 120	718	12,663,367	5.0
121 to 132	903	21,794,504	8.6
133 to 144	727	19,724,190	7.8
145 to 156	580	17,343,929	6.8
157 to 168	523	17,008,201	6.7
169 to 180	425	13,385,619	5.3
181 to 192	332	11,435,760	4.5
193 to 204	242	7,927,555	3.1
205 to 216	158	6,111,990	2.4
217 to 228	129	5,297,373	2.1
229 to 240	93	4,030,896	1.6
241 to 252	76	3,054,413	1.2
253 to 264	81	2,961,947	1.2
265 to 276	60	3,168,031	1.2
277 to 288	50	2,917,303	1.2
289 to 300	103	8,275,674	3.3
301 to 312	361	26,738,188	10.5
313 to 324	12	1,304,387	0.5
325 to 336	9	980,859	0.4
337 to 348	10	1,132,448	0.4
349 to 360	16	1,384,948	0.5
361 and above	19	1,334,580	0.5

Total	13,739	$253,544,777	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

A-8
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	247	$5,822,075	2.3%
Forbearance	729	20,210,373	8.0
Repayment
First year in repayment	55	3,680,182	1.5
Second year in repayment	50	3,376,843	1.3
Third year in repayment	63	4,529,328	1.8
More than 3 years in repayment	12,595	215,925,977	85.2

Total	13,739	$253,544,777	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 175.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.3	-	201.7
Forbearance	-	15.3	203.5
Repayment	-	-	162.3

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $5,822,075 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $3,904,605 or approximately 67.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	91	$1,782,927	0.7%
Alaska	21	365,725	0.1
Arizona	380	8,832,954	3.5
Arkansas	59	1,139,874	0.4
California	1,632	27,918,086	11.0
Colorado	246	4,726,078	1.9
Connecticut	152	1,878,600	0.7
Delaware	26	253,913	0.1
District of Columbia	48	801,079	0.3
Florida	1,920	34,921,259	13.8
Georgia	398	7,384,261	2.9
Hawaii	56	550,753	0.2
Idaho	59	971,859	0.4
Illinois	362	6,249,815	2.5
Indiana	235	4,564,923	1.8
Iowa	71	992,963	0.4
Kansas	234	4,526,810	1.8
Kentucky	62	1,153,903	0.5
Louisiana	272	4,955,003	2.0
Maine	26	328,504	0.1
Maryland	293	5,595,942	2.2
Massachusetts	263	4,079,212	1.6
Michigan	267	5,943,378	2.3
Minnesota	193	3,482,470	1.4
Mississippi	58	1,265,332	0.5
Missouri	359	6,476,386	2.6
Montana	35	701,805	0.3
Nebraska	28	396,852	0.2
Nevada	105	2,245,427	0.9
New Hampshire	55	1,102,044	0.4
New Jersey	378	5,954,054	2.3
New Mexico	48	1,296,796	0.5
New York	823	13,192,630	5.2
North Carolina	340	5,487,869	2.2
North Dakota	15	220,206	0.1
Ohio	961	23,922,328	9.4
Oklahoma	191	3,268,469	1.3
Oregon	227	4,174,529	1.6
Pennsylvania	290	4,717,375	1.9
Rhode Island	43	754,356	0.3
South Carolina	99	2,457,866	1.0
South Dakota	12	160,932	0.1
Tennessee	210	3,629,334	1.4
Texas	1,023	18,730,768	7.4
Utah	49	1,495,308	0.6
Vermont	19	336,435	0.1
Virginia	307	5,666,960	2.2
Washington	460	7,404,369	2.9
West Virginia	36	890,355	0.4
Wisconsin	74	1,191,494	0.5
Wyoming	11	430,938	0.2
Other	117	2,573,270	1.0

Total	13,739	$253,544,777	100.0%

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2004-2

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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2004-2

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	6,516	$92,010,505	36.3%
Other Repayment Options(1)	5,226	90,944,884	35.9
Income-driven Repayment(2)	1,997	70,589,387	27.8

Total	13,739	$253,544,777	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 66 loans with an aggregate outstanding principal balance of $2,238,421 currently in an interest-only period.  These interest-only loans represent approximately 0.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	6,845	$100,780,262	39.7%
Unsubsidized	6,894	152,764,514	60.3

Total	13,739	$253,544,777	100.0%

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2004-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	135	$10,825,505	4.3%
October 1, 1993 through June 30, 2006	13,604	242,719,272	95.7
July 1, 2006 and later	0	0	0.0

Total	13,739	$253,544,777	100.0%

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2004-2

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	341	$4,534,711	1.8%
College Assist	5	62,595	*
Educational Credit Management Corporation	2,523	42,254,662	16.7
Great Lakes Higher Education Corporation	6,469	138,682,190	54.7
Kentucky Higher Educ. Asst. Auth.	752	10,510,638	4.1
Michigan Guaranty Agency	139	2,298,689	0.9
Nebraska National Student Loan Program	1	21,575	*
Oklahoma Guaranteed Stud Loan Prog	100	1,641,271	0.6
Pennsylvania Higher Education Assistance Agency	976	16,526,077	6.5
Texas Guaranteed Student Loan Corp	2,433	37,012,368	14.6

Total	13,739	$253,544,777	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

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2004-2